Indefinite-Lived Intangible Assets	9 Months Ended
Nov. 26, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Indefinite-Lived Intangible Assets
11)	INDEFINITE-LIVED INTANGIBLE ASSETS
Included in other assets in the accompanying consolidated balance sheets as of November 26, 2022 and February 26, 2022, respectively, are $13.4 million and $16.3 million for indefinite-lived tradenames and trademarks.
The Company reviews intangibles that have indefinite lives for impairment annually as of the end of the fiscal year or when events or changes in circumstances indicate the carrying value of these assets might exceed their current fair values. Impairment testing is based upon the best information available including estimates of fair value which incorporate assumptions marketplace participants would use in making their estimates of fair value. Significant assumptions and estimates are required, including, but not limited to, projecting future cash flows, determining appropriate discount rates and terminal growth rates, and other assumptions, to estimate the fair value of indefinite-lived intangible assets. Although the Company believes the assumptions and estimates made are reasonable and appropriate, different assumptions and estimates could materially impact its reported financial results.
Indefinite-lived intangible assets were recorded as a result of acquisitions and primarily consist of tradenames. The Company values its tradenames using a relief-from-royalty approach, which assumes the value of the tradename is the discounted cash flows of the amount that would be paid by a hypothetical market participant had they not owned the tradename and instead licensed the tradename from another company. During the three and nine months ended November 26, 2022, the Company completed a quantitative impairment analysis for certain of its indefinite lived intangible assets, by comparing the fair value of the tradenames to their carrying value. There were no tradename impairment charges recognized during the three months ended November 26, 2022. During the nine months ended November 26, 2022, the Company recognized a non-cash
pre-tax
tradename impairment charge of $2.9 million in impairments in its consolidated statements of operations. During the three and nine months ended November 27, 2021, the Company recognized non-cash
pre-tax
tradename impairment charges of $0.2 million and $2.9 million, respectively, in impairments in its consolidated statements of operations. As of November 26, 2022, for the remaining indefinite-lived intangible assets, the Company assessed qualitative factors in order to determine whether any events and circumstances existed which indicated that it was more likely than not that the fair value of these indefinite-lived assets did not exceed their carrying values and concluded no such events or circumstances existed which would require an impairment test be performed. Future events or market conditions may further reduce the estimated fair value of these long-lived assets and as a result, the Company may need to adjust the carrying value of these long-lived assets in the period in which the reduction in the estimated fair value occurs and record further impairment charges.